UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 5, 2014 (June 2, 2014)

DGSE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

15850 Dallas Parkway, Suite 140
Dallas, Texas 75248
(Address of principal executive offices) (Zip Code)

(972) 587-4049
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events

On June 2, 2014, DGSE Companies, Inc., a Nevada corporation (the “Company”), received notice of the entry of its agreed final judgment by the Honorable Judge Jane Boyle (the “Agreed Final Judgment”) in Civil Action No. 3:14-cv-01909-B, entitled Securities and Exchange Commission v. DGSE Companies Inc., et. al., filed on May 27, 2014 in Federal District Court for the Northern District of Texas (the “Civil Action”). The Company consented to the Agreed Final Judgment prior to the filing of the Civil Action by the Securities and Exchange Commission (the “SEC”). A copy of the Agreed Final Judgment, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated herein by reference.

The Agreed Final Judgment was entered in connection with conclusion of the investigation against the Company by the SEC regarding certain accounting irregularities first disclosed by the Company in its Current Report on Form 8-K filed with the SEC on April 16, 2012 (the “Accounting Irregularities”) and as most recently discussed in the section entitled “Legal Proceedings” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2014, as filed with the SEC on May 14, 2014.

In connection with the Final Agreed Judgment and as remedial measures in connection with the Accounting Irregularities, the Company has agreed to undertake certain corporate governance reforms, attached hereto as Exhibit 99.2, many of which are already in process (the “Corporate Governance Reforms”). The Corporate Governance Reforms include the appointment of two new independent directors to the Board of Directors of the Company (the “Board”), establishing the position of a Lead Independent Director on the Board and establishing reasonable term limits for members of the Board. The Company has further agreed to engage a consultant satisfactory to the SEC to confirm implementation of the Corporate Governance Reforms.

The Agreed Final Judgment did not require the payment of any civil damages by the Company in connection with the Accounting Irregularities.

Item 9.01.             Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)          Exhibits.

Exhibit No.	Description
99.1	Agreed Final Judgment, dated June 2, 2014
99.2	Corporate Governance Reforms

EXHIBITS

Exhibit No.	Description
99.1	Agreed Final Judgment, dated June 2, 2014
99.2	Corporate Governance Reforms

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

Date: June 5, 2014	By:	/s/ JAMES D. CLEM
James D. Clem
Chief Executive Officer